UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2021

AxonPrime Infrastructure Acquisition Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40740	86-3116385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

126 E. 56th St., 30th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 479-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	APMIU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share	APMI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	APMIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 1, 2021, AxonPrime Infrastructure Acquisition Corporation (the “Company”) announced that the holders of the Company’s units (the “Units”), each consisting of one share of the Company’s Class A common stock (“Common Stock”) and one-third of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share, may elect to separately trade the Common Stock and Warrants included in the Units commencing on October 4, 2021. Any Units not so separated will continue to trade on The Nasdaq Capital Market (“Nasdaq”) under the symbol “APMIU.” Any underlying shares of Common Stock and Warrants that are separated are expected to trade on Nasdaq under the symbols “APMI” and “APMIW,” respectively. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Holders of Units will need to have their brokers contact Computershare Trust Company, N.A., the Company’s transfer agent, in order to separate the holders’ Units into shares of Common Stock and Warrants.

A copy of the Press Release issued by the Company announcing the separate trading of the Common Stock and Warrants underlying the Units is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed as exhibits to this report.

Exhibit Number	Description

99.1	Press release announcing separate trading of Class A common stock and warrants.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONPRIME INFRASTRUCTURE ACQUISITION CORPORATION

Date: October 1, 2021	By:	/s/ Jon Layman
	Name:	Jon Layman
	Title:	Chief Financial Officer and Chief Operating Officer